UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2005

AMIS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-50397	51-0309588

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

2300 BUCKSKIN ROAD, POCATELLO, IDAHO	83201
(Address of Principal Executive Offices)	(Zip Code)

(208) 233-4690

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On February 16, 2005 the Compensation Committee of the Board of Directors of AMIS Holdings, Inc. established the Company’s Key Manager Incentive Plan for fiscal year 2005 (“2005 KMIP”), which provides for the payment of bonuses to Company executives, including the Company’s executive officers, provided that minimum corporate performance thresholds are met. For the Company’s executive officers, target amounts under the 2005 KMIP are as follows, stated as a percentage of the executive’s annual salary:

Christine King, President and Chief Executive Officer	100%
David Henry, Senior Vice President and Chief Financial Officer	50%
Jon Stoner, Chief Technical Officer	50%
Walter Mattheus, Chief Operating Officer	50%
Charlie Lesko, Senior Vice President, Sales and Marketing	60%*

*	50% of Mr. Lesko’s targeted incentive is based on revenue and design win targets through the Company’s Sales Incentive Plan.

A copy of the 2005 KMIP is attached as an exhibit to this current report on Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
10.1	2005 Key Manager Incentive Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMIS HOLDINGS, INC.

Date: February 22, 2005	By:	/s/ David A. Henry

Name: David A. Henry
Title: Senior Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	2005 Key Manager Incentive Plan